Consolidated Statements of Changes in Equity (Parenthetical) (JPY ¥) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Beginning Balance, shares	1,271,713	1,271,847	1,272,063
Cash dividends paid to Kubota Corporation shareholders, per common share	¥ 14	¥ 12	¥ 14
Purchases and sales of treasury stock, shares	15,729	134	216
Ending Balance, shares	1,255,984	1,271,713	1,271,847